UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): February 20, 2008

MARATHON ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32983	20-4813290
(Commission File Number)	(IRS Employer Identification No.)

500 Park Avenue, 5th Floor

New York, New York 10022

(Address of Principal Executive Offices, Including Zip Code)

(212) 993-1670

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 8.01 Other Events.

On February 20, 2008, Marathon Acquisition Corp. (the “Company”) issued the attached press release.

Item 9.01 Financial Statements And Exhibits.

(c)	Exhibits:

	Exhibit 99.1	Press release dated February 20, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARATHON ACQUISITION CORP.

Date: February 20, 2008	By:	/s/ Michael S. Gross
Name: Michael S. Gross
Title: Chairman and Chief Executive Officer